UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2023

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Avenue,	Santa Monica,	California	90401
(Address of principal executive offices)			(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cancellation of 2021 Market-Based Restricted Stock Units

On December 21, 2023, ZipRecruiter Inc. (the “Company”) entered into a Cancellation of Restricted Stock Unit letter agreement (the “Cancellation Agreement”) with Ian Siegel, the Company’s Chief Executive Officer, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Cancellation Agreement provides for the cancellation of the 1,398,000 market-based restricted stock units granted to Mr. Siegel on April 19, 2021 (the “RSUs”) under the Company’s 2014 Equity Incentive Plan. As of the date of the Cancellation Agreement, none of the performance milestones set forth in the RSU award agreement had been met so that all of the RSUs were unvested. Under applicable accounting rules, the cancellation will result in an acceleration of unrecognized stock compensation expense from future periods into the fourth quarter of 2023. The one-time non-cash expense is estimated to be approximately $7.5 million, even though no portion of the RSUs will vest or become outstanding shares. The cancellation of the RSUs will reduce the potential dilution associated with these awards and the Company will no longer be required to recognize the expense associated with these awards over future fiscal quarters. The Board of Directors continuously evaluates compensation for the Company’s executives and may consider new equity compensation for Mr. Siegel in the future.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

10.1	Restricted Stock Unit Cancellation Agreement, dated December 21, 2023, between ZipRecruiter, Inc. and Ian Siegel.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: December 21, 2023	By:	/s/ Timothy Yarbrough
Timothy Yarbrough
Executive Vice President, Chief Financial Officer